Sempra Energy is today filing with the Commission its Quarterly
Report on Form 10-Q for the quarterly period ended March 31, 2003.

	To accompany the report we are enclosing the statements of Sempra Energy's Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Sec. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002.





Statement of Chief Executive Officer

Pursuant to 18 U.S.C. Sec 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Sempra Energy (the "Company") certifies that:

(i)	the Quarterly Report on Form 10-Q of the Company filed with
the Securities and Exchange Commission for the quarterly period ended March 31, 2003 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.



May 5, 2003
                                            /s/ Stephen L. Baum
                                           ______________________
                                            Stephen L. Baum
                                            Chief Executive Officer





Statement of Chief Financial Officer

Pursuant to 18 U.S.C. Sec 1350, as created by Section 906 of the
Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Sempra Energy (the "Company") certifies that:

(i)	the Quarterly Report on Form 10-Q of the Company filed with
the Securities and Exchange Commission for the quarterly period ended March 31, 2003 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or Section
15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly
presents, in all material respects, the financial condition and results of operations of the Company.



May 5, 2003
                                           /s/ Neal E. Schmale
                                          ______________________
                                           Neal E. Schmale
                                           Chief Financial Officer